SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 9, 1999


                            JANEX INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


        COLORADO                     33-8433-D                 84-1034251
(State of Incorporation)       (Commission File No.)   (I.R.S. Employer Id. No.)


                             2999 North 44Th Street
                                    Suite 225
                           Phoenix, Arizona 85018-7247
                    (Address of principal executive offices)


                                 (602) 808-8765
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report

ITEM 5. OTHER EVENTS

     The Registrant announced on December 9, 1999 that Mr. Charles M. Foley resigned as Director of Janex International, Inc. effective November 29, 1999, due to the delay in obtaining Directors and Officers Insurance. A copy of the letter from Mr. Foley is attached as Exhibit 99.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Janex International, Inc.
                                                  Registrant




Date: December 9, 1999                      By:/s/ Fred B. Gretsch
     -------------------                      ----------------------------------
                                               Frederick B. Gretsch, Sr.
                                               Chief Financial Officer
                                               Treasurer and Secretary, Director